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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement No. 333-67956 of EvergreenBancorp, Inc. on Form S-8 of our report, dated January 25, 2002, appearing in this Annual Report on Form 10-K of
EvergreenBancorp, Inc. for the year ended December 31, 2002.


John L. O'Brien & Company, PLLC
Seattle, Washington
March 19, 2003


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